UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 4)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2024

Gamida Cell Ltd.

(Exact name of registrant as specified in its Charter)

Israel	001-38716	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue, 7th Floor, Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 892-9080

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, NIS 0.01 par value	GMDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 27, 2024, Gamida Cell Ltd. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) reporting, among other things, (i) the entry into a Restructuring Support Agreement with Gamida Cell Inc. and certain funds managed by Highbridge Capital Management LLC (the “Support Agreement”) and (ii) the Company’s filing of a voluntary proceeding for restructuring (the “Restructuring Proceeding”) in the District Court of Beersheba, Israel (the “District Court”) pursuant to Part 10 to the Israeli Restructuring and Financial Rehabilitation Law, 2018. The Form 8-K also described the anticipated terms and conditions of the Company’s debt arrangement (the “Debt Arrangement”) pursuant to the Support Agreement. The Form 8-K was subsequently amended on March 29, 2024, April 5, 2024, and April 11, 2024. This Amendment No. 4 on Form 8-K/A is being filed by the Company in order to provide a further update regarding events related to the Restructuring Proceeding.

Item 8.01 Other Events.

On May 8, 2024, the District Court entered a Judgment in the Restructuring Proceeding, which, among other things, (i) approves the Debt Arrangement and other terms and conditions of the Company’s restructuring as set forth in the Support Agreement, subject to an amendment of section 5.3 of the Debt Arrangement improving the terms of the contingent value rights (“CVRs”) in accordance with the District Court expert’s recommendation; and (ii) rejects all of the requests and claims made by certain shareholders of the Company. The terms of the modified CVRs will be reflected in an amendment to the Support Agreement and described in a further amendment to the Form 8-K.

An official English translation of the District Court’s decision is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Note Regarding the Company’s Ordinary Shares

The Company cautions that trading in its ordinary shares during the pendency of the Restructuring Proceeding is highly speculative and poses substantial risks. Trading prices for the ordinary shares may bear little or no relationship to the actual recovery, if any, by holders of the ordinary shares in the Restructuring Proceeding. The Company expects that holders of the ordinary shares could experience a significant or complete loss on their investment, depending on the outcome of the Restructuring Proceeding.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.
99.1	English translation of May 8, 2024 Ruling of the District Court of Beersheba, Israel
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMIDA CELL LTD.

Dated: May 10, 2024	By:	/s/ Abigail Jenkins
Abigail Jenkins
Chief Executive Officer

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